Exhibit 99.1

Immediately

Mark Furlong  (414) 765-8052

Don Wilson     (414) 765-8043

MARSHALL & ILSLEY CORPORATION

ANNOUNCES SECOND QUARTER RESULTS

Milwaukee, Wis. – July 14, 2003 – Marshall & Ilsley Corporation (NYSE: MI) today reported 2003 second quarter earnings of $0.59 per diluted share, or $134.7 million, as compared to $0.54 per diluted share, or $120.4 million, in the second quarter of 2002. Second quarter earnings per share increased 9.3 percent over the same period in 2002.

Earnings for the six months ended June 30, 2003, were $262.7 million, or $1.15 per diluted share, compared to earnings of $236.1 million, or $1.07 per diluted share, in the first half of 2002.  Six-month earnings per share increased 7.5 percent over the same period in 2002.  Adjusted earnings for the first half of 2003 were $1.16 per diluted share, or $264.2 million.  First-half 2003 adjusted results exclude $0.01 per share in acquisition-related transition expenses.

Return on average assets based on net income for the second quarter was 1.62 percent as compared to 1.70 percent for the same period in 2002. Return on equity based on net income was 16.88 percent this quarter as compared to 17.70 percent for the second quarter of 2002.

The Corporation’s provision for loan and lease losses was $19.6 million in the second quarter, versus $17.0 million in the same period last year. Net charge-offs for the period were $9.8 million, or 0.16 percent of total average loans and leases outstanding this quarter, and $8.7 million a year ago or 0.17 percent of total average loans and leases. At June 30, 2003, and 2002, the allowance for loan and lease losses was 1.40 percent of total loans and leases.  Nonperforming loans and leases were 0.82 percent of total loans and leases at June 30, 2003, and 0.80 percent at June 30, 2002.

Assets at June 30, 2003, were $34.1 billion, compared to $29.1 billion at June 30, 2002. Book value per share was $14.36 at June 30, 2003, compared to $12.51 for the same date a year ago. Total loans and leases at quarter end were $24.9 billion, compared to $20.9 billion at June 30, 2002.

All per share information reflects the two-for-one stock split which was effective June 17, 2002.

Adjusted income results for the first half of 2003 provided in this press release exclude certain transactions which management believes should be excluded in order to have a clear understanding of the Corporation’s financial results. These items, which are included in GAAP net income results but which are excluded from adjusted income results, are described in the reconciliation table at the end of this press release.

Marshall & Ilsley Corporation (NYSE: MI) is a diversified financial services corporation headquartered in Milwaukee, Wis., with $34.1 billion in assets. Founded in 1847, M&I Marshall & Ilsley Bank has the largest banking presence in Wisconsin with 205 offices throughout the state. In addition, M&I has 26 locations throughout Arizona; 10 offices in metropolitan Minneapolis/St. Paul, Minn.; and, locations in Duluth, Minn.; Las Vegas, Nev.; and Naples, Fla. M&I’s Southwest Bank affiliate has six offices in the St. Louis area, and one office in Belleville, Ill. Metavante Corporation, Marshall & Ilsley Corporation’s wholly owned technology subsidiary, is a leading financial services enabler – providing virtually all of the technology an organization needs to offer financial services. M&I also provides trust and investment management, equipment leasing, mortgage banking, asset-based lending, financial planning, investments and insurance services from offices throughout the country and on the Internet (www.mibank.com or www.micorp.com). M&I’s customer-based approach, internal growth and strategic acquisitions have made M&I a nationally recognized leader in the financial services industry.

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This press release contains forward-looking statements concerning M&I’s future operations and financial results. Such statements are subject to important factors that could cause M&I’s actual results to differ materially from those anticipated by the forward-looking statements. These factors include (i) the factors identified in M&I’s Annual Report on Form 10-K for the year ended December 31, 2002, under the heading “Forward-Looking Statements” which factors are incorporated herein by reference, and (ii) such other factors as may be described from time to time in M&I’s SEC filings.

Note:

Marshall & Ilsley Corporation will hold a conference call at 11:00 a.m. central daylight time Monday, July 14, regarding second quarter earnings. For those interested in listening, please call 1-800-211-3767 and ask for M&I’s quarterly earnings release conference call. If you are unable to join us at this time, a replay of the call will run through 5:00 p.m. central daylight time July 21, 2003, by calling 1-800-839-6713 and entering passcode 574 16 01 to listen.

Supplemental financial information referenced in the conference call can be found at www.micorp.com, Investor Relations, Presentations, after 8:00 a.m. on July 14.

Quarterly Financial Information Data attached

M&I Corporation
Financial Information
(unaudited)

		Three Months Ended			Six Months Ended
		June 30,	June 30,	Percent	June 30,	June 30,	Percent
		2003	2002	Change	2003	2002	Change
	PER SHARE DATA (a)
	Diluted:
	Net Income	$0.59	$0.54	9.3%	$1.15	$1.07	7.5%
	Income as Adjusted (b)	0.59	0.54	9.3	1.16	1.07	8.4
	Basic:
	Net Income	0.59	0.56	5.4	1.16	1.11	4.5
	Income as Adjusted (b)	0.59	0.56	5.4	1.17	1.11	5.4
	Dividend Declared	0.180	0.160	12.5	0.340	0.305	11.5
	Book Value	14.36	12.51	14.8	14.36	12.51	14.8
	Diluted Shares Outstanding (millions)	228.4	221.3	3.2	228.0	220.4	3.4

	INCOME STATEMENT ($millions)

	Net Interest Income (FTE)	$271.8	$258.1	5.3%	$544.3	$506.3	7.5%
	Provision for Loan and Lease Losses	19.6	17.0	15.3	45.3	32.2	40.7

	Data Processing Services:
	e-Finance	40.5	34.0	19.1	80.7	67.8	19.0
	Financial Technology Solutions	117.5	112.3	4.6	234.4	223.5	4.9
	Total Data Processing Services	158.0	146.3	8.0	315.1	291.3	8.2
	Item Processing	9.6	9.1	5.5	19.8	19.4	2.1
	Trust Services	31.2	31.3	-0.3	61.2	62.3	-1.8
	Service Charge on Deposits	25.2	25.2	0.0	51.4	50.8	1.2
	Mortgage Banking	21.8	7.4	194.6	39.3	16.7	135.3
	Net Investment Securities Gains (Losses)	(2.6)	(0.1)	n.m.	(1.0)	(0.9)	n.m.
	All Other	51.5	44.9	14.7	99.4	83.6	18.9
	Total Non-Interest Revenues	294.7	264.1	11.6	585.2	523.2	11.9

	Salaries and Employee Benefits	193.5	185.3	4.4	388.0	364.8	6.4
	Occupancy and Equipment	46.2	48.0	-3.7	92.7	93.5	-0.9
	Intangible Amortization	7.5	4.9	53.1	14.4	9.2	56.5
	Other	88.5	79.8	10.9	173.6	164.1	5.8
	Total Non-Interest Expenses	335.7	318.0	5.6	668.7	631.6	5.9

	Tax Equivalent Adjustment	7.9	8.1	-2.5	15.9	16.0	-0.6
	Pre-Tax Earnings	203.3	179.1	13.5	399.6	349.7	14.3
	Income Taxes	68.6	58.7	16.9	135.4	113.6	19.2

	Income as Adjusted (b)	134.7	120.4	11.9	$264.2	$236.1	11.9

	Adjustments (b)	0.0	0.0	n.m.	(1.5)	0.0	n.m.
	Net Income	$134.7	$120.4	11.9%	$262.7	$236.1	11.3%

	KEY RATIOS

	Net Interest Margin(FTE) / Avg. Earning Assets	3.65%	4.04%		3.72%	4.07%
	Interest Spread (FTE)	3.33	3.63		3.39	3.65

	Efficiency Ratio	59.0	60.9		59.3	61.3
	Efficiency Ratio without Metavante	48.2	50.1		48.4	50.4

	Return on Assets	1.62	1.70		1.61	1.71
	Return on Equity	16.88	17.70		16.81	17.87
	Return on Assets - Income as Adjusted (b)	1.62	1.70		1.62	1.71
	Return on Equity - Income as Adjusted (b)	16.88	17.70		16.91	17.87

	Equity / Assets (End of Period)	9.52	9.29		9.52	9.29

	Notes: (a) Prior periods have been restated for the 2 for 1 stock split effective 6-17-02.
	(b) See reconciliation of Income as Adjusted to Net Income.

M&I Corporation
Financial Information
(unaudited)
		As of
		June 30,	June 30,	Percent
	ASSETS ($millions)	2003	2002	Change
	Cash & Due From Banks	$988	$819	20.6%
	Trading Securities	30	12	150.0
	Short - Term Investments	263	579	-54.6
	Investment Securities	5,363	4,724	13.5
	Loans and Leases:
	Commercial Loans & Leases	7,540	6,536	15.4
	Commercial Real Estate	7,932	6,337	25.2
	Residential Real Estate	3,012	2,564	17.5
	Home Equity Loans & Lines	4,109	3,521	16.7
	Personal Loans and Leases	2,306	1,961	17.6
	Total Loans and Leases	24,899	20,919	19.0
	Reserve for Loan & Leases Losses	(348)	(293)	18.8
	Premises and Equipment, net	438	414	5.8
	Goodwill and Intangibles	1,085	732	48.2
	Other Assets	1,348	1,220	10.5
	Total Assets	$34,066	$29,126	17.0%

	LIABILITIES & SHAREHOLDERS' EQUITY ($millions)
	Deposits:
	Noninterest Bearing	$4,653	$3,650	27.5%
	Bank Issued Interest Bearing Activity	10,127	8,586	17.9
	Bank Issued Time	3,361	3,468	-3.1
	Total Bank Issued Deposits	18,141	15,704	15.5
	Wholesale Deposits	4,129	2,444	68.9
	Total Deposits	22,270	18,148	22.7
	Short - Term Borrowings	5,297	5,702	-7.1
	Long - Term Borrowings	2,272	1,675	35.6
	Other Liabilities	984	894	10.1
	Shareholders' Equity	3,243	2,707	19.8
	Total Liabilities & Shareholders' Equity	$34,066	$29,126	17.0%

		Three Months Ended			Six Months Ended
		June 30,	June 30,	Percent	June 30,	June 30,	Percent
		2003	2002	Change	2003	2002	Change
	AVERAGE ASSETS ($millions)
	Cash & Due From Banks	$747	$698	7.0%	$755	$674	12.0%
	Trading Securities	25	13	92.3	22	11	100.0
	Short - Term Investments	282	907	-68.9	270	996	-72.9
	Investment Securities	5,218	4,397	18.7	5,150	4,280	20.3
	Loans and Leases:
	Commercial Loans & Leases	7,433	6,478	14.7	7,327	6,369	15.0
	Commercial Real Estate	7,836	6,188	26.6	7,724	6,021	28.3
	Residential Real Estate	2,894	2,508	15.4	2,846	2,493	14.2
	Home Equity Loans and Lines	4,075	3,518	15.8	4,062	3,348	21.3
	Personal Loans and Leases	2,161	1,701	27.0	2,192	1,693	29.5
	Total Loans and Leases	24,399	20,393	19.6	24,151	19,924	21.2
	Reserve for Loan & Leases Losses	(345)	(292)	18.2	(345)	(286)	20.6
	Premises and Equipment, net	442	416	6.3	443	408	8.6
	Goodwill and Intangibles	1,090	731	49.1	1,089	683	59.4
	Other Assets	1,441	1,221	18.0	1,433	1,227	16.8
	Total Assets	$33,299	$28,484	16.9%	$32,968	$27,917	18.1%

	Memo:
	Average Earning Assets	$29,924	$25,710		$29,593	$25,211
	Average Earning Assets Excluding Investment Securities
	Unrealized Gains/Losses	$29,843	$25,615		$29,509	$25,115

	AVG LIABILITIES & SHAREHOLDERS' EQUITY ($millions)
	Deposits:
	Noninterest Bearing	$4,073	$3,361	21.2%	$3,967	$3,273	21.2%
	Bank Issued Interest Bearing Activity	10,135	8,665	17.0	10,086	8,599	17.3
	Bank Issued Time	3,419	3,525	-3.0	3,493	3,528	-1.0
	Total Bank Issued Deposits	17,627	15,551	13.3	17,546	15,400	13.9
	Wholesale Deposits	4,515	3,044	48.3	4,101	2,418	69.6
	Total Deposits	22,142	18,595	19.1	21,647	17,818	21.5
	Short - Term Borrowings	3,204	3,863	-17.1	3,406	4,167	-18.3
	Long - Term Borrowings	3,700	2,414	53.3	3,699	2,421	52.8
	Other Liabilities	1,053	884	19.1	1,066	847	25.9
	Shareholders' Equity	3,200	2,728	17.3	3,150	2,664	18.2
	Total Liabilities & Shareholders' Equity	$33,299	$28,484	16.9%	$32,968	$27,917	18.1%

	Memo:
	Average Interest Bearing Liabilities	$24,973	$21,511		$24,785	$21,133

M&I Corporation
Financial Information
(unaudited)
		Three Months Ended			Six Months Ended
		June 30,	June 30,	Percent	June 30,	June 30,	Percent
		2003	2002	Change	2003	2002	Change
	CREDIT QUALITY (a)

	Net Charge-Offs (Recoveries) ($millions)	$9.8	$8.7	12.6%	$35.6	$19.8	79.8%
	Net Charge-Offs (Recoveries) / Average Loans & Leases	0.16%	0.17%		0.30%	0.20%
	Loan and Lease Loss Reserve ($millions)	$348.1	$292.5	19.0%	$348.1	$292.5	19.0%
	Loan and Lease Loss Reserve / Period-End Loans & Leases	1.40%	1.40%		1.40%	1.40%
	Non-Performing Loans & Leases (NPL)($millions)	$203.3	$167.1	21.7%	$203.3	$167.1	21.7%
	NPL's / Period-End Loans & Leases	0.82%	0.80%		0.82%	0.80%
	Loan and Lease Loss Reserve / Non-Performing Loans & Leases	171%	175%		171%	175%

	MARGIN ANALYSIS (b)

	Loans and Leases:
	Commercial Loans & Leases	4.68%	5.35%		4.69%	5.37%
	Commercial Real Estate	5.75	6.68		5.86	6.76
	Residential Real Estate	6.07	7.08		6.23	7.14
	Home Equity Loans and Lines	5.81	6.73		5.88	6.83
	Personal Loans and Leases	5.53	6.93		5.64	7.07
	Total Loans and Leases	5.45	6.34		5.53	6.40
	Investment Securities	4.92	6.76		5.21	7.03
	Short - Term Investments	1.00	1.56		1.08	1.62
	Interest Income(FTE) / Avg. Interest Earning Assets	5.31%	6.24%		5.43%	6.32%
	Interest Bearing Deposits:
	Bank Issued Interest Bearing Activity	0.82%	1.24%		0.86%	1.27%
	Bank Issued Time	2.54	3.27		2.62	3.50
	Total Bank Issued Deposits	1.25	1.83		1.31	1.92
	Wholesale Deposits	1.60	2.34		1.71	2.40
	Total Interest Bearing Deposits	1.34	1.93		1.40	2.00
	Short - Term Borrowings	2.63	3.93		2.55	3.71
	Long - Term Borrowings	4.58	4.81		4.61	4.94
	Interest Expense / Avg. Interest Bearing Liabilities	1.98%	2.61%		2.04%	2.67%
	Net Interest Margin(FTE) / Avg. Earning Assets	3.65%	4.04%		3.72%	4.07%
	Interest Spread (FTE)	3.33%	3.63%		3.39%	3.65%

	Notes: (a) Includes Loans past due 90 days or more (b) Based on average balances excluding fair value adjustments for available for sale securities.

	Reconciliation of Income as Adjusted to Net Income

	Income as Adjusted	$134.7	$120.4		$264.2	$236.1

	Acquisition and Transition Related
	Charges - Metavante	0.0	0.0		(1.5)	0.0

	Net Income	$134.7	$120.4		$262.7	$236.1

	METAVANTE CORPORATIONS METRICS (000's)

	e-Finance
	Bill Payment Transactions	23,410	11,367	105.9%	43,816	21,286	105.8%
	Bill Payment Active Consumers	1,775	495	258.6%	1,775	495	258.6%

	Consumer eBanking Users	525	497	5.6%	525	497	5.6%

	Financial Technology
	EFT Transactions Switched/Routed	310,532	250,959	23.7%	591,551	471,502	25.5%
	Debit Transactions Authorized/Settled	189,660	155,622	21.9%	357,967	293,908	21.8%

	Financial Technology Transactions	1,914,127	1,615,004	18.5%	3,724,664	3,161,568	17.8%